UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-04993

Nicholas Limited Edition, Inc.

(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)	(Zip Code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer
700 North Water Street
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2013

Date of reporting period: 06/30/2013

Item 1. Report to Stockholders.

SEMIANNUAL REPORT

June 30, 2013

700 NORTH WATER STREET
MILWAUKEE, WISCONSIN 53202
WWW.NICHOLASFUNDS.COM

NICHOLAS LIMITED EDITION, INC.

August 2013

Dear Fellow Shareholders:

     The U.S. economy continues to grow at a very tepid pace. Slowing government spending, both here and in Europe, and persistently high unemployment are being offset by decent corporate profits, an improving housing market and the unprecedented amount of liquidity being put into the system by the Federal Reserve. Due mainly to the increase in liquidity, the stock market has had strong returns over the past few years and in particular in the first six months of 2013. With bond yields at historic lows, and a lack of alternative investment options, investors are looking to equities for future returns.

     For the six months ended June 30, 2013, Nicholas Limited Edition – Class I returned 15.00% compared to the Russell 2000 Growth Index return of 17.44% and the S&P 500 Index return of 13.82%. Returns for Nicholas Limited Edition, Inc. and selected indices are provided in the chart below for the periods ended June 30, 2013.

		Average Annual Total Return
	6 Month	1 Year	5 Year	10 Year	15 Year
Nicholas Limited Edition, Inc. – Class I	15.00%	19.67%	10.56%	10.33%	5.40%
Nicholas Limited Edition,
Inc. – Class N (linked to Class I)	14.77%	19.25%	10.25%	10.04%	5.21%
Russell 2000 Growth Index	17.44%	23.67%	8.89%	9.62%	4.79%
Russell 2000 Index	15.86%	24.21%	8.77%	9.53%	6.60%
Morningstar Small-Cap Growth
Fund Category	16.03%	22.25%	8.33%	9.26%	6.93%
Standard and Poor’s 500 Index	13.82%	20.60%	7.01%	7.30%	4.24%
Ending value of $10,000 invested in
Nicholas Limited Edition, Inc. – Class I	$11,500	$11,967	$16,522	$26,723	$21,998
Ending value of $10,000 invested
in Nicholas Limited Edition,
Inc. – Class N (linked to Class I)	$11,477	$11,925	$16,288	$26,036	$21,432
Fund’s Class I Expense Ratio (from 04/30/13 Prospectus): 0.87%
Fund’s Class N Expense Ratio (from 04/30/13 Prospectus): 1.22%

The Fund’s expense ratios for the period ended June 30, 2013 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end, may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns are reduced by expenses; while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Class N of the Fund commenced operations on February 28, 2005. Class I shares and Class N shares are invested in the same portfolio of securities. Annual returns will generally differ only to the extent that the classes do not have the same expenses. Please see the respective prospectus for details.

     As can be seen in the chart above, equity returns have been strong since the financial crisis hit over four years ago. The recent returns have turned the longer-term returns positive which, in our opinion, shows the power of a long-term philosophy of sticking to a financial plan through good times and bad. The Fund’s performance relative to its benchmark for the period was driven by strong returns in the consumer discretionary and staples sectors as well as the financial sector. The Fund also had outperformance in the materials sector; which was weak due to commodity price declines. The Fund’s underweighting in the speculative biotechnology industry hurt relative performance as did the Fund’s underweighting in transportation, specifically the airline industry.

     As of period end, the Fund’s sector weightings included approximately 22% consumer related, 19% information technology, 17% industrials, 17% healthcare, 11% financials, 3% energy and 3% materials.

     Looking forward, we believe that the U.S. economy is positioned to stay on a slow growth course due to large amounts of sovereign debt, including the U.S. government, which will weigh on future economic growth as governments cut spending. On the positive side, U.S. businesses are financially sound with a record amount of cash on their balance sheets and record high profit margins. The Federal Reserve also has intimated they are going to keep interest rates low for the foreseeable future and continue their large bond buying program. In this environment, we will continue to invest in high-quality businesses that we believe can generate good returns and cash flow, are run by capable managements and sell at reasonable prices. This, we believe, helps the Fund weather difficult markets.

Thank you for your support.

The information above represents the opinions of the Fund manager, is subject to change, and any forecasts made cannot be guaranteed.

The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Please refer to the schedule of investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. One cannot invest directly in an index. Each Morningstar Category average represents a universe of funds with similar investment objectives.

Cash Flow – measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

Financial Highlights Class I (NCLEX)

For a share outstanding throughout each period

	Six Months
	Ended
	06/30/2013				Years Ended December 31,
	(unaudited)		2012		2011		2010		2009		2008
NET ASSET VALUE,
BEGINNING OF PERIOD	$21.06		$20.90		$21.85		$17.76		$13.93		$20.07
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income (loss)	.03	(1)	.04	(1)	(.04	)(1)	.00	(1)(2)	(.01	)(1)	.03
Net gain (loss) on securities
(realized and unrealized)	3.13		2.14		.34		5.63		3.84		(6.11)
Total from
investment operations	3.16		2.18		.30		5.63		3.83		(6.08)
LESS DISTRIBUTIONS
From net investment income	—		(.00	)(2)	—		—		(.00	)(2)	(.03)
From net capital gain	—		(2.02)		(1.25)		(1.54)		—		(.03)
Total distributions	—		(2.02)		(1.25)		(1.54)		(.00	)(2)	(.06)
NET ASSET VALUE,
END OF PERIOD	$24.22		$21.06		$20.90		$21.85		$17.76		$13.93

TOTAL RETURN	15.00	%(3)	10.58%		1.33%		31.62%		27.50%		(30.26)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$270.7		$239.1		$202.8		$182.1		$136.5		$115.3
Ratio of expenses to
average net assets	.88	%(4)	.87%		.89%		.91%		.97%		.93%
Ratio of net investment
income (loss) to average
net assets	.24	%(4)	.19%		(.18)%		(.02)%		(.07)%		.16%
Portfolio turnover rate	35.72	%(4)	41.88%		37.64%		40.04%		40.41%		35.64%

(1)	Computed based on average shares outstanding.
(2)	The amount rounds to $0.00 or 0.00%.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N (NNLEX)

For a share outstanding throughout each period

	Six Months
	Ended
	06/30/2013			Years Ended December 31,
	(unaudited)		2012	2011	2010	2009		2008
NET ASSET VALUE,
BEGINNING OF PERIOD	$20.51		$20.47	$21.50	$17.54	$13.78		$19.86
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income (loss)(1)	(.01)		(.03)	(.11)	(.06)	(.04)		.01
Net gain (loss) on securities
(realized and unrealized)	3.04		2.09	.33	5.56	3.80		(6.05)
Total from
investment operations	3.03		2.06	.22	5.50	3.76		(6.04)
LESS DISTRIBUTIONS
From net investment income	—		—	—	—	(.00	)(2)	(.01)
From net capital gain	—		(2.02)	(1.25)	(1.54)	—		(.03)
Total distributions	—		(2.02)	(1.25)	(1.54)	(.00	)(2)	(.04)
NET ASSET VALUE,
END OF PERIOD	$23.54		$20.51	$20.47	$21.50	$17.54		$13.78

TOTAL RETURN	14.77	%(3)	10.20%	.98%	31.28%	27.29%		(30.41)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$48.1		$46.7	$30.8	$22.6	$12.3		$7.7
Ratio of expenses to
average net assets	1.23	%(4)	1.22%	1.24%	1.19%	1.16%		1.12%
Ratio of net investment
income (loss) to average
net assets	(.12	)%(4)	(.13)%	(.52)%	(.30)%	(.28)%		.07%
Portfolio turnover rate	35.72	%(4)	41.88%	37.64%	40.04%	40.41%		35.64%

(1)	Computed based on average shares outstanding.
(2)	The amount rounds to $0.00 or 0.00%.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings

June 30, 2013 (unaudited)

Fund Expenses

For the six month period ended June 30, 2013 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of the Fund and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class I
	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period*
	12/31/12	06/30/13	01/01/13 – 06/30/13
Actual	$1,000.00	$1,150.00	$4.68
Hypothetical	1,000.00	1,020.65	4.40
(5% return before expenses)

*

Expenses are equal to the Class I six-month annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 180 days then divided by 364 to reflect the one-half year period.

Fund Expenses (continued)

For the six month period ended June 30, 2013 (unaudited)

Class N
	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period**
	12/31/12	06/30/13	01/01/13 – 06/30/13
Actual	$1,000.00	$1,147.70	$6.53
Hypothetical	1,000.00	1,018.92	6.14
(5% return before expenses)

**

Expenses are equal to the Class N six-month annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 180 then divided by 364 to reflect the one-half year period.

Schedule of Investments
June 30, 2013 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 92.97%
	Consumer Discretionary – Automobiles & Components — 2.31%
70,000	Dorman Products, Inc.*	$3,194,100
85,000	Thor Industries, Inc	4,180,300
		7,374,400
	Consumer Discretionary – Durables & Apparel — 3.36%
175,000	La-Z-Boy Incorporated	3,547,250
45,000	SodaStream International Ltd.*	3,269,250
50,000	Tupperware Brands Corporation	3,884,500
		10,701,000
	Consumer Discretionary – Media — 1.22%
50,000	Morningstar, Inc	3,879,000
	Consumer Discretionary – Retailing — 5.89%
150,000	Ascena Retail Group, Inc.*	2,617,500
95,000	GNC Holdings, Inc	4,199,950
75,000	Monro Muffler Brake, Inc	3,603,750
185,000	Pier 1 Imports, Inc	4,345,650
40,000	Ulta Salon, Cosmetics & Fragrance, Inc.*	4,006,400
		18,773,250
	Consumer Discretionary – Services — 3.11%
70,000	Bally Technologies, Inc.*	3,949,400
85,000	Brinker International, Inc	3,351,550
45,000	Domino’s Pizza, Inc	2,616,750
		9,917,700
	Consumer Staples – Food & Staples Retailing — 2.35%
42,500	PriceSmart, Inc	3,724,275
70,000	United Natural Foods, Inc.*	3,779,300
		7,503,575
	Consumer Staples – Food, Beverage & Tobacco — 1.96%
100,000	Hillshire Brands Company (The)	3,308,000
45,000	TreeHouse Foods, Inc.*	2,949,300
		6,257,300
	Consumer Staples – Household & Personal Products — 2.16%
75,000	Elizabeth Arden, Inc.*	3,380,250
120,000	Prestige Brands Holdings, Inc.*	3,496,800
		6,877,050
	Energy — 3.36%
45,000	Atwood Oceanics, Inc.*	2,342,250
33,000	Dril-Quip, Inc.*	2,979,570
60,000	Rosetta Resources, Inc.*	2,551,200

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

June 30, 2013 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 92.97% (continued)
	Energy — 3.36% (continued)
47,500	SM Energy Company	$2,849,050
		10,722,070
	Financials – Banks — 3.99%
95,000	Community Bank System, Inc	2,930,750
73,394	First Financial Bancorp	1,093,571
180,000	FirstMerit Corporation	3,605,400
120,000	Glacier Bancorp, Inc	2,662,800
45,000	IBERIABANK Corporation	2,412,450
		12,704,971
	Financials – Diversified — 2.23%
55,000	Artisan Partners Asset Management Inc.*	2,745,050
100,000	Waddell & Reed Financial, Inc	4,350,000
		7,095,050
	Financials – Insurance — 1.16%
115,000	Brown & Brown, Inc	3,707,600
	Financials – Real Estate — 3.41%
85,000	Healthcare Realty Trust Incorporated	2,167,500
83,000	Medical Properties Trust, Inc	1,188,560
190,000	Monmouth Real Estate Investment Corporation – Class A	1,875,300
35,000	Omega Healthcare Investors, Inc	1,085,700
43,000	Sabra Health Care REIT, Inc	1,122,730
363,100	Summit Hotel Properties, Inc	3,431,295
		10,871,085
	Health Care – Equipment & Services — 17.00%
70,000	Abaxis, Inc.*	3,325,700
95,000	Acadia Healthcare Company, Inc.*	3,141,650
51,000	Computer Programs and Systems, Inc	2,506,140
45,000	Cyberonics, Inc.*	2,338,200
120,000	DexCom, Inc.*	2,694,000
175,000	Endologix, Inc.*	2,324,000
175,000	Globus Medical, Inc. – Class A*	2,950,500
19,000	HeartWare International, Inc.*	1,807,090
94,400	Insulet Corporation*	2,965,104
130,000	Masimo Corporation*	2,756,000
235,000	Merit Medical Systems, Inc.*	2,620,250
30,000	MWI Veterinary Supply, Inc.*	3,697,200
130,000	NxStage Medical, Inc.*	1,856,400
195,000	Omnicell, Inc.*	4,007,250
50,000	Sirona Dental Systems, Inc.*	3,294,000

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

June 30, 2013 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 92.97% (continued)
	Health Care – Equipment & Services — 17.00% (continued)
95,000	STERIS Corporation	$4,073,600
45,000	Teleflex Incorporated	3,487,050
75,000	Thoratec Corporation*	2,348,250
115,000	Tornier N.V.*	2,012,500
		54,204,884
	Industrials – Capital Goods — 7.29%
101,000	A.O. Smith Corporation	3,664,280
95,000	Beacon Roofing Supply, Inc.*	3,598,600
92,500	Generac Holdings Inc	3,423,425
24,000	Middleby Corporation (The)*	4,082,160
50,000	RBC Bearings Incorporated*	2,597,500
47,500	Regal-Beloit Corporation	3,079,900
70,000	Woodward Inc	2,800,000
		23,245,865
	Industrials – Commercial & Professional Services — 5.66%
127,500	Healthcare Services Group, Inc	3,126,300
365,000	InnerWorkings, Inc.*	3,960,250
150,000	KAR Auction Services, Inc	3,430,500
120,000	Mobile Mini, Inc.*	3,978,000
165,000	Standard Parking Corporation*	3,540,900
		18,035,950
	Industrials – Transportation — 4.36%
137,300	Echo Global Logistics, Inc.*	2,675,977
80,000	Hub Group, Inc. – Class A*	2,913,600
130,000	Knight Transportation, Inc	2,186,600
195,000	Marten Transport, Ltd	3,055,650
110,000	Roadrunner Transportation Systems, Inc.*	3,062,400
		13,894,227
	Information Technology – Hardware & Equipment — 0.27%
20,000	Palo Alto Networks, Inc.*	843,200
	Information Technology – Semiconductors &
	Semiconductor Equipment — 2.22%
45,000	Cavium, Inc.*	1,591,650
175,000	CEVA, Inc.*	3,388,000
390,000	RF Micro Devices, Inc.*	2,086,500
		7,066,150
	Information Technology – Software & Services — 16.36%
160,000	Bottomline Technologies (de), Inc.*	4,046,400
135,000	Cardtronics, Inc.*	3,726,000

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

June 30, 2013 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 92.97% (continued)
	Information Technology – Software & Services — 16.36% (continued)
168,000	comScore, Inc.*	$4,097,520
141,700	DealerTrack Holdings, Inc.*	5,020,431
100,000	Euronet Worldwide, Inc.*	3,186,000
25,000	FactSet Research Systems Inc	2,548,500
90,000	Heartland Payment Systems, Inc	3,352,500
20,000	Imperva, Inc.*	900,800
80,000	Jack Henry & Associates, Inc	3,770,400
32,000	MercadoLibre, Inc	3,448,320
94,500	MICROS Systems, Inc.*	4,077,675
145,000	Qualys, Inc.*	2,337,400
47,500	Syntel, Inc.*	2,986,325
200,000	Tangoe, Inc.*	3,086,000
47,500	WEX Inc.*	3,643,250
30,000	Workday, Inc.*	1,922,700
		52,150,221
	Materials — 3.30%
68,500	AptarGroup, Inc	3,781,885
110,000	RPM International, Inc	3,513,400
80,000	Sensient Technologies Corporation	3,237,600
		10,532,885
	TOTAL COMMON STOCKS
	(cost $210,217,448)	296,357,433
SHORT-TERM INVESTMENTS — 7.09%
	Commercial Paper — 6.56%
$1,375,000	CBS Corporation 07/01/13, 0.23%	1,375,000
975,000	Valspar Corporation (The) 07/02/13, 0.29%	974,992
1,000,000	Bacardi-Martini B.V. 07/03/13, 0.26%	999,986
1,175,000	Aetna Inc. 07/05/13, 0.23%	1,174,970
1,150,000	Integrys Energy Group, Inc. 07/08/13, 0.25%	1,149,944
1,500,000	Pacific Gas and Electric Company 07/08/13, 0.22%	1,499,936
1,400,000	VW Credit, Inc. 07/08/13, 0.25%	1,399,932
1,000,000	Aetna Inc. 07/09/13, 0.26%	999,942
500,000	Bacardi Corporation 07/10/13, 0.26%	499,968
1,250,000	Nissan Motor Acceptance Corporation 07/10/13, 0.25%	1,249,922
1,000,000	Valspar Corporation (The) 07/11/13, 0.28%	999,922
500,000	Bemis Company, Inc. 07/15/13, 0.26%	499,949
1,000,000	CBS Corporation 07/15/13, 0.28%	999,891
500,000	Apache Corporation 07/16/13, 0.28%	499,942
1,000,000	Marriott International, Inc. 07/16/13, 0.22%	999,908
375,000	Nissan Motor Acceptance Corporation 07/17/13, 0.28%	374,953

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

June 30, 2013 (unaudited)

Shares or
Principal
Amount		Value
SHORT-TERM INVESTMENTS — 7.09% (continued)
	Commercial Paper — 6.56% (continued)
$1,575,000	Southern Company Funding Corporation 07/17/13, 0.20%	$1,574,860
700,000	Valspar Corporation (The) 07/18/13, 0.28%	699,908
1,275,000	Kinder Morgan Energy Partners L.P. 07/19/13, 0.28%	1,274,822
1,000,000	VW Credit, Inc. 07/22/13, 0.26%	999,848
675,000	Nissan Motor Acceptance Corporation 07/24/13, 0.28%	674,879
		20,923,474
	Variable Rate Security — 0.53%
1,682,513	Fidelity Institutional Money Market Fund – Class I	1,682,513
	TOTAL SHORT-TERM INVESTMENTS
	(cost $22,605,987)	22,605,987
	TOTAL INVESTMENTS
	(cost $232,823,435) — 100.06%	318,963,420
	LIABILITIES, NET OF OTHER ASSETS — (0.06)%	(191,489)
	TOTAL NET ASSETS
	(basis of percentages disclosed above) — 100%	$318,771,931

* Non-income producing security.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities

June 30, 2013 (unaudited)

ASSETS
Investments in securities at value (cost $232,823,435)	$318,963,420
Receivables –
Investment securities sold	862,620
Dividend and interest	163,296
Capital stock subscription	48,525
Other	401
Total receivables	1,074,842
Other	19,172
Total assets	320,057,434

LIABILITIES
Payables –
Investment securities purchased	1,023,030
Due to adviser –
Management fee	181,713
Accounting and administrative fee	6,057
Total due to adviser	187,770
12b-1 and servicing fee	36,866
Other payables and accrued expense	37,837
Total liabilities	1,285,503
Total net assets	$318,771,931

NET ASSETS CONSIST OF
Paid in capital	$223,774,381
Net unrealized appreciation on investments	86,139,985
Accumulated undistributed net realized gain on investments	8,583,162
Accumulated undistributed net investment income	274,403
Total net assets	$318,771,931

Class I:
Net assets	$270,665,259
Shares outstanding	11,174,994
NET ASSET VALUE PER SHARE ($.01 par value,
39,000,000 shares authorized), offering price and redemption price	$24.22

Class N:
Net assets	$48,106,672
Shares outstanding	2,043,515
NET ASSET VALUE PER SHARE ($.01 par value,
11,000,000 shares authorized), offering price and redemption price	$23.54

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended June 30, 2013 (unaudited)

INCOME
Dividend	$1,676,289
Interest	21,263
Total income	1,697,552

EXPENSES
Management fee	1,138,822
12b-1 fees – Class N	59,448
Transfer agent fees	54,101
Registration fees	37,999
Accounting and administrative fees	37,961
Servicing fees – Class N	23,779
Audit and tax fees	14,163
Printing	11,028
Postage and mailing	9,406
Custodian fees	7,677
Directors’ fees	7,650
Insurance	6,833
Legal fees	6,131
Accounting system and pricing service fees	5,529
Other operating expenses	3,434
Total expenses	1,423,961
Net investment income	273,591

NET REALIZED GAIN ON INVESTMENTS	6,574,898

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
ON INVESTMENTS	35,582,752
Net realized and unrealized gain on investments	42,157,650
Net increase in net assets resulting from operations	$42,431,241

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

For the six months ended June 30, 2013 (unaudited) and the year ended December 31, 2012

	Six Months
	Ended
	06/30/2013	Year Ended
	(unaudited)	12/31/2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$273,591	$46,435
Net realized gain on investments	6,574,898	26,435,003
Change in net unrealized appreciation/depreciation
on investments	35,582,752	(1,800,847)
Net increase in net assets
resulting from operations	42,431,241	24,680,591

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income – Class I	—	(45,623)
From net realized gain on investments – Class I	—	(21,397,485)
From net realized gain on investments – Class N	—	(4,237,645)
Total distributions	—	(25,680,753)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued – Class I
(821,448 and 2,071,622 shares, respectively)	18,613,680	47,206,193
Reinvestment of distributions – Class I
(0 and 902,246 shares, respectively)	—	18,721,602
Cost of shares redeemed – Class I
(997,892 and 1,326,184 shares, respectively)	(22,808,700)	(29,581,033)
Proceeds from shares issued – Class N
(373,924 and 1,187,607 shares, respectively)	8,318,019	26,252,746
Reinvestment of distributions – Class N
(0 and 208,278 shares, respectively)	—	4,207,225
Cost of shares redeemed – Class N
(607,137 and 622,001 shares, respectively)	(13,567,194)	(13,629,739)
Change in net assets derived from
capital share transactions	(9,444,195)	53,176,994
Total increase in net assets	32,987,046	52,176,832

NET ASSETS
Beginning of period	285,784,885	233,608,053
End of period (including accumulated undistributed net
investment income of $274,403 and $812, respectively)	$318,771,931	$285,784,885

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements

June 30, 2013 (unaudited)

These financial statements have been prepared pursuant to reporting rules for interim financial statements. Accordingly, these financial statements do not include all of the information and footnotes required by generally accepted accounting principles (“GAAP”) for annual financial statements. These financial statements should be read in conjunction with the financial statements and financial highlights and notes in the Fund’s Annual Report on Form N-CSR for the year ended December 31, 2012.

These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.

(1) Summary of Significant Accounting Policies —

Nicholas Limited Edition, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund: (a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors.

Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. Short-term investments purchased at par are valued at cost, which approximates market value. Short-term investments purchased at a discount or premium are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on

Notes to Financial Statements (continued)

June 30, 2013 (unaudited)

market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

     Level 1 – quoted prices in active markets for identical investments Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.) Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$296,357,433
Variable Rate Security	1,682,513
Level 2 –
Commercial Paper	20,923,474
Level 3 –
None	—
Total	$318,963,420
(1) See Schedule of Investments for further detail by industry.

There were no transfers between levels during the period ended June 30, 2013 and the Fund did not hold any Level 3 investments during the period.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d) Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Notes to Financial Statements (continued)

June 30, 2013 (unaudited)

Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related to one class of shares.

Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus. Subsequent to March 13, 2008 and prior to August 11, 2010, the 12b-1 fee was voluntarily reduced to 0.125%. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least annually. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character.

The tax character of distributions paid during the six months ended June 30, 2013 and the year ended December 31, 2012 was as follows:

	06/30/2013	12/31/2012
Distributions paid from:
Ordinary income	$—	$45,623
Long-term capital gain	—	25,635,130
Total distributions paid	$—	$25,680,753

As of June 30, 2013, investment cost for federal tax purposes was $233,105,774 and the tax basis components of net assets were as follows:

Unrealized appreciation	$89,025,757
Unrealized depreciation	(3,168,111)
Net unrealized appreciation	$85,857,646

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of wash sales losses.

As of June 30, 2013, the Fund had a tax deferral of wash sale losses of approximately $282,000.

As of December 31, 2012, the Fund had no capital loss carryforward.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of June 30, 2013. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the period ended June 30, 2013. At June 30, 2013, the fiscal years 2009 through 2012 remain open to examination in the Fund’s major tax jurisdictions.

Notes to Financial Statements (continued)

June 30, 2013 (unaudited)

(f) The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and Liabilities of June 30, 2013. There have been no significant subsequent events since June 30, 2013 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties—

(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .75% of the average net asset value. Also, the Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the Fund. The Fund incurred expenses of $3,633 for the period ended June 30, 2013 for legal services rendered by this law firm.

(3) Investment Transactions —

For the period ended June 30, 2013, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $51,025,717 and $61,499,563, respectively.

Historical Record
(unaudited)

		Net
		Investment		Dollar	Growth of
	Net	Income	Capital Gain	Weighted	an Initial
	Asset Value	Distributions	Distributions	Price/Earnings	$10,000
	Per Share	Per Share	Per Share	Ratio(2)	Investment(3)
Class I
May 18, 1987(1)	$10.00	$—	$—	—	$10,000
December 31, 1987	9.15	.0900	—	13.9 times	9,242
December 31, 1988	11.29	.0969	.2527	14.1	11,762
December 31, 1989	12.49	.1453	.6151	16.3	13,804
December 31, 1990	12.03	.1207	.1213	14.2	13,566
December 31, 1991	16.86	.1228	.2407	21.9	19,429
December 31, 1992	18.77	.0815	.8275	18.8	22,690
December 31, 1993	18.68	.0867	1.6782	20.4	24,738
December 31, 1994	17.09	.1031	.9065	18.3	23,985
December 31, 1995	19.22	.0761	2.9353	25.2	31,223
December 31, 1996	20.74	.0124	2.6151	30.7	38,031
December 31, 1997	25.07	.0029	2.4886	33.0	50,590
December 31, 1998	24.20	.0142	1.2490	30.3	51,436
December 31, 1999	22.61	.0538	.5439	23.4	49,333
December 31, 2000	15.16	—	5.5800	25.9	45,063
December 31, 2001	16.37	—	.0357	25.5	48,764
December 31, 2002	12.49	—	.0311	21.4	37,299
December 31, 2003	17.43	—	—	24.2	52,051
December 31, 2004	19.59	—	.2679	25.3	59,309
December 31, 2005	19.23	—	1.8896	25.2	63,925
December 31, 2006	19.62	—	.8425	23.6	68,002
December 31, 2007	20.07	.0008	1.7607	24.7	75,615
December 31, 2008	13.93	.0301	.0327	14.9	52,733
December 31, 2009	17.76	.0005	—	23.5	67,234
December 31, 2010	21.85	—	1.5377	24.8	88,494
December 31, 2011	20.90	—	1.2484	22.9	89,672
December 31, 2012	21.06	.0043	2.0167	22.3	99,159
June 30, 2013	24.22	—	—	22.1	114,037

Class N
February 28, 2005(1)	$19.30	$—	$—	25.5 times	$10,000
December 31, 2005	19.19	—	1.8581	25.2	10,903
December 31, 2006	19.51	—	.8425	23.6	11,560
December 31, 2007	19.86	—	1.7607	24.7	12,802
December 31, 2008	13.78	.0062	.0327	14.9	8,909
December 31, 2009	17.54	.0005	—	23.5	11,341
December 31, 2010	21.50	—	1.5377	24.8	14,888
December 31, 2011	20.47	—	1.2484	22.9	15,034
December 31, 2012	20.51	—	2.0167	22.3	16,568
June 30, 2013	23.54	—	—	22.1	19,015

(1)	Date of Initial Public Offering.
(2)	Based on latest 12 months accomplished earnings.
(3)	Assuming reinvestment of all distributions.

Approval of Investment Advisory Contract

(unaudited)

A discussion of the Approval by the Board of Directors of the Fund’s Investment Advisory Contract can be found in the Fund’s Annual Report dated December 31, 2012.

Information on Proxy Voting

(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 (toll-free) or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule

(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy

(unaudited)

     Nicholas Limited Edition, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered

(unaudited)

•	IRAs
	• Traditional	• SIMPLE
	• Roth	• SEP
•	Coverdell Education Accounts
•	Automatic Investment Plan
•	Direct Deposit of Dividend and Capital Gain Distributions
•	Systematic Withdrawal Plan
•	Monthly Automatic Exchange between Funds
•	Telephone Purchase and Redemption
•	Telephone Exchange
•	24-hour Automated Account Information (800-544-6547)
•	24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Notes

Directors and Officers
DAVID O. NICHOLAS, President and Director

ROBERT H. BOCK, Director

TIMOTHY P. REILAND, Director

JAY H. ROBERTSON, Director

ALBERT O. NICHOLAS, Executive Vice President

DAVID L. JOHNSON, Executive Vice President

JEFFREY T. MAY, Senior Vice President, Secretary,
Treasurer and Chief Compliance Officer

LYNN S. NICHOLAS, Senior Vice President

LAWRENCE J. PAVELEC, Senior Vice President

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.
Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.
Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.
Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Limited Edition, Inc.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer

Date: August 22, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: August 22, 2013

By: /s/ Jeffrey T. May
Name: Jeffrey T. May
Title: Principal Financial Officer
Date: August 22, 2013